UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Tensie Axton to the Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee

Effective as of May 13, 2024, the Board of Directors (the “Board”) of XTI Aerospace, Inc. (the “Company”) appointed Tensie Axton to the Board as a Class III director (for a term ending with the 2026 annual meeting of shareholders), in accordance with that certain offer letter executed by Ms. Axton that same day (the “Offer Letter”). Ms. Axton’s appointment fills the vacancy created by the resignation of Leonard Oppenheim. In connection with Ms. Axton’s appointment to the Board, the Board also appointed Ms. Axton to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Ms. Axton was also appointed to serve as the Chair of the Nominating and Corporate Governance Committee, replacing David Brody, the previous Chair of the Nominating and Corporate Governance Committee.

Pursuant to the Offer Letter, Ms. Axton’s compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, which was adopted by the Board on May 1, 2024 and is further described in Item 8.01 of this Current Report on Form 8-K.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Board has determined that Ms. Axton is an “independent” director and an “audit committee financial expert” under the applicable rules of the U.S. Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market.

Ms. Axton was nominated by the Board after the identification and evaluation of several potential candidates whose backgrounds, relevant experience and professional and personal reputations meet the SEC’s and Nasdaq’s independence, financial expertise and diversity requirements.

The Company also entered into its standard form of indemnification agreement with Ms. Axton. The form of the indemnification agreement was previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2024 and is incorporated by reference herein.

There is no arrangement or understanding pursuant to which Ms. Axton was appointed to the Board other than as set forth in the Offer Letter. There are no family relationships between Ms. Axton and any director or executive officer of the Company, and Ms. Axton has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. Axton’s appointment described in Item 5.02 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

Compliance with Nasdaq Continued Listing Requirements

On May 15, 2024, the Company received a letter from the Nasdaq Stock Market LLC informing the Company that, as a result of Ms. Axton’s appointment to the Board and the Audit Committee, the Company has regained compliance with the independent director and audit committee requirements set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2).

Non-Employee Director Compensation Policy

On May 1, 2024, the Board approved and adopted a compensation policy for the Company’s non-employee directors (the “Non-Employee Director Compensation Policy”), which was developed in consultation with Zayla Partners, LLC, an independent external compensation consulting firm. Pursuant to the terms of the Non-Employee Director Compensation Policy, non-employee directors are eligible to receive cash retainer fees as well as equity incentive awards pursuant to the Company’s 2018 Employee Stock Incentive Plan for their service, as follows:

Cash Retainers

Each of the Company’s non-employee directors will receive $50,000 annually for general availability and participation in meetings and conference calls of the Board. Additionally, the Chair of the Audit Committee will receive $20,000 annually and other members of the Audit Committee will receive $10,000 annually; the Chair of the Compensation Committee will receive $15,000 annually and other members of the Compensation Committee will receive $7,500 annually; and the Chair of the Nominating and Corporate Governance Committee will receive $10,000 annually and other members of the Nominating and Corporate Governance Committee will receive $5,000 annually. All cash compensation will be payable quarterly in arrears.

Stock Option Grants

Each of the Company’s non-employee directors will also receive an annual grant of stock options pursuant to the Company’s 2018 Employee Stock Incentive Plan, with a fair market value equal to the aggregate annual cash retainer for the applicable director based upon a Black-Scholes option pricing model. The exercise price of the stock options will be equal to the market price of the Company’s common stock at the time of grant.

The foregoing description of the Non-Employee Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Employee Director Compensation Policy, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1+	Tensie Axton Offer Letter
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on March 15, 2024).
10.3+	Non-Employee Director Compensation Policy
99.1	Press Release, dated May 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: May 15, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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